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                          COMMON SENSE II GROWTH FUND
                     COMMON SENSE II GROWTH AND INCOME FUND
                        COMMON SENSE II GOVERNMENT FUND
                 SUPPLEMENT DATED MARCH 14, 1996 TO PROSPECTUS
                             DATED FEBRUARY 8, 1996

     On March 13, 1996, the Trustees of Common Sense Trust (the "Trust") approved an Agreement and Plan of Reorganization between the Trust on behalf of Common Sense II Growth Fund ("Growth II") and Common Sense Growth Fund ("Growth"), Common Sense II Growth and Income Fund ("Growth and Income II") and Common Sense Growth and Income Fund ("Growth and Income") and Common Sense II Government Fund ("Government II") and Common Sense Government Fund ("Government"), each of which is a separate portfolio of the Trust, providing for the transfer of assets and liabilities of Growth II, Growth and Income II and Government II to Growth, Growth and Income and Government, in exchange for shares of Growth, Growth and Income and Government, respectively, at their net asset value per share (the "Reorganization").

     Van Kampen American Capital Asset Management, Inc. serves as investment adviser to each Common Sense Fund.

     Each Reorganization, which is scheduled to occur on or before July 31, 1996, is subject to approval by the holders of a majority of the outstanding shares of each of Growth II, Growth and Income II and Government II. Further details of the proposed Reorganization will be contained in the proxy material expected to be mailed to shareholders in late May 1996.

     The Growth Fund, the Growth and Income Fund and the Government Fund had assets of $2.86 billion, $925 million and $324 million on March 4, 1996. The investment objective and policies of Growth II, Growth and Income II and Government II are identical to those of Growth, Growth and Income and Government.

     The Growth II, Growth and Income II and Government II will each continue its normal operations prior to the Reorganization. Investors establishing new accounts after the proposed record date of May 21, 1996 will not receive proxy material and will not be entitled to vote on the Reorganization. Shareholders wishing to make additional investments in Growth II, Growth and Income II and Government II should consider the timing of such investment and the fact that if made after the proposed record date they would not have the opportunity to vote on the Reorganization.